Stockholders' Equity	9 Months Ended
Mar. 31, 2023
Equity [Abstract]
Stockholders' Equity
Note 13. Stockholders’ Equity
Share Repurchase Program
On March 29, 2023, the Company’s Board of Directors authorized a share repurchase program to repurchase up to $250,000 of the Company’s Class A Common Stock. Under the authorization, shares of Class A Common Stock may be purchased from time to time in open market or private transactions, block trades or such other manner as the Company may determine (including through repayment by Sphere Entertainment of the DDTL Facility with shares of the Company’s Class A Common Stock) in accordance with applicable insider trading and other securities laws and regulations. The timing and amount of purchases will depend on market conditions and other factors. No shares have been repurchased to date.